INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
12.	INCOME TAXES

a)	Income tax expense

Income tax expense differs from the amount that would be computed by applying the statutory income tax rates to loss before income taxes.  An annual reconciliation of income taxes calculated at the statutory rate to the actual tax provision is as follows:

	2013	2012

Statutory federal and provincial tax rate	27.0%	27.0%
Expected tax recovery at statutory rate	$(11,301)	$(7,490)
Foreign income taxed at higher rates	(68)	25
Permanent differences and other	339	243
Research and development tax credits	(1,569)
Valuation allowances	12,743	7,308
Income tax expense	$144	$86

The components of the Company’s loss from operations before income taxes, by taxing jurisdiction, were as follows:

	2013	2012

Canada	$(40,970)	$(28,501)
United States	(1,092)	361
Other	206	470
	$(41,856)	$(27,670)

b)	Deferred taxes

The Company has not recorded any deferred tax assets because a valuation allowance has been provided against the full amount of the deferred tax assets.  The balances of deferred taxes as of December 31, 2013 and December 31, 2012 represents the future benefit of unused tax losses and temporary differences between the tax and accounting bases of assets and liabilities.

The major items giving rise to deferred tax assets and liabilities are presented below:

	2013	2012

Non-capital losses carried forward	$25,550	$17,112
Capital assets	653	1,232
Intangible assets	(2,271)	(2,459)
Research and development expenditures	12,807	10,344
Research and development tax credits	16,623	15,250
Stock Compensation	506	-
Reserves not taken for tax purposes	1,593	816
Total deferred tax assets	55,461	42,295
Valuation allowance	(55,461)	(42,295)
Net deferred tax asset	$-	$-

As of December 31, 2013, the Company has the following non-capital losses available to reduce taxable income in future years: $87,950 Canada, $5,100 U.S. federal and $1,346 U.S. state. These losses expire in 2027 and beyond.

The Company has deductible Scientific Research and Experimental Development expenditures applicable to future years of approximately $47,443.  These expenditures have been included in the calculation of deferred taxes above and have no expiry date.

The Company has unutilized federal and provincial scientific research and experimental development investment tax credits of approximately $11,100 and $8,500 respectively.  These credits expire in 2015 and beyond. These expenditures have been included in the calculation of deferred taxes above.

The Company has adopted the provisions in ASC 740 related to unrecognized tax benefits.  ASC 740 provides specific guidance on the recognition, de-recognition and measurement of income tax positions in financial statements, including the accrual of related interest and penalties recorded in interest expense.  First, the tax position is evaluated for recognition.  An income tax position is recognized when it is more likely than not that it will be sustained upon examination based on its technical merits.  If recognition is warranted the benefit is measured as the largest amount that is greater than 50% likely of being realized upon ultimate settlement.  As of December 31, 2013 and 2012 the Company has no unrecognized tax benefits and has not accrued any amounts for interest or penalties related to unrecognized income tax benefits.

The Company files tax returns in Australia, Belgium, Canada, Japan, Germany, Singapore and the United States. With limited exception, we are no longer subject to income tax examinations by taxing authorities for taxable years before 2010 in the cast of Canada and the United States and before 2008 for other jurisdictions.